SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]      Definititive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                      Transnational Financial Network, Inc.
                      -------------------------------------
                (Name of Registrant as Specified In Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Acts Rules 14a-(6)(i)(1) and
         0-11.

         1) Title of each class of securities to which transaction applies.

         2)       Aggregate number of securities to which transaction applied:



         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



         4)       Proposed maximum aggregate value of transaction:




         5)       Total fee paid:





[ ]      Fee paid previously with preliminary materials.

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[ ]      Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-12(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid.

                  ---------------------

         2)       Form, Schedule or Registration Statement No.:

                  ---------------------

         3)       Filing Party:

                  ---------------------

         4)       Date Filed:



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                      TRANSNATIONAL FINANCIAL NETWORK, INC.
                            NOTICE OF SPECIAL MEETING
                                 OF STOCKHOLDERS
                          To be Held December 19, 2001


       NOTICE IS HEREBY GIVEN that a special meeting of Stockholders of Transnational Financial Network, Inc., a California corporation (the "Corporation") will be held on Monday, December 19, 2001, beginning at 11:00 a.m., San Francisco time, at 401 Taraval Street, San Francisco, CA 94116 for the following purposes:

                  1. To ratify, pursuant to rules established by the American Stock Exchange, the sale of 900,000 shares of the our Common Stock to three investors.

                  2. To approve, pursuant to rules established by the American Stock Exchange, the sale of up to 3,500,000 additional shares of our Common Stock.

       The Board of Directors has fixed December 3, 2001, as the record date for the determination of stockholders entitled to notice of, and to vote at, this meeting. The list of stockholders entitled to vote at this meeting will be available for examination by any stockholder at the Company's executive office at 401 Taraval Street, San Francisco, CA 94116 for ten days prior to December 19, 2001.

       You are cordially invited to attend this meeting in person, if possible. If you do not expect to be present in person, please sign and date the enclosed proxy and return it in the enclosed envelope, which requires no postage if mailed in the United States. The proxy must be signed by all registered holders exactly as the stock is registered. It will assist us in preparing for the meeting if you will return your signed proxies promptly regardless of whether you expect to attend in person or have few or many shares.

      Very truly yours,



      -----------------

      /s/ Joseph Kristul
      Joseph Kristul, Chief Executive Officer

                         TRANSNATIONAL FINANCIAL NETWORK
                               401 Taraval Street
                             San Francisco, CA 94116

                                 PROXY STATEMENT
                         SPECIAL MEETING OF STOCKHOLDERS
                          To be Held December 19, 2001

      This Proxy Statement is furnished to stockholders of Transnational Financial Network, Inc., a California corporation (the "Company"), in connection with the solicitation by order of the board of directors of the Company of proxies to be voted at a Special Meeting of Stockholders to be held on December 19, 2001, and is being mailed to with proxies to such stockholders on or about December 5, 2001. Proxies in the form enclosed, properly executed by stockholders and returned to the Company, which are not revoked, will be voted at the meeting. The proxy may be revoked at any time before it is voted.

                            Outstanding Capital Stock

      The record date for stockholders entitled to notice of and to vote at the Special Meeting of Stockholders was the close of business, December 3, 2001. At the close of business on that date the Company had issued, outstanding and entitled to vote at the meeting 5,137,593 shares of Common Stock (the "Common Stock").

                                Quorum and Voting

      The presence, in person or by proxy, of the holders of a majority of the total combined voting power of the outstanding capital stock of the Company is necessary to constitute a quorum at the Special meeting of Stockholders. In deciding all questions, a holder of Common Stock shall be entitled to one vote, in person or by proxy, for each share in the stockholder's name on the record date. At the record date, the total number of votes which could be cast by all holders of capital stock of the Company was 5,137,593.

                        Action to be Taken at the Meeting

      The accompanying proxy, unless the stockholder specifies otherwise therein, will be voted FOR (i) ratification, pursuant to rules established by the American Stock Exchange, of the sale of 900,000 shares of our Common Stock to three investors; and (ii) approval, pursuant to rules established by the American Stock Exchange, of up to 3,500,000 additional of shares of Common Stock.

      The affirmative vote of a majority of shares of Common Stock present or represented by proxy to vote and held by disinterested parties is required to ratify the sale of 900,000 shares of our Common Stock to three investors.

      The affirmative vote of a majority of shares of Common Stock present or represented by proxy required to approve the sale of up to 3,500,000 shares of our Common Stock.

      When the giver of the proxy has appropriately specified how the proxy is to be voted, it will be voted accordingly. Your attention is directed to the accompanying proxy which provides a method for stockholders to vote against or to abstain from voting on the matters offered for approval.

                          Description of Capital Stock

      The Company has authorized 20,000,000 shares of Common Stock without par value and 2,000,000 shares of preferred stock without par value. As of November 23, 1998, there were 5,137,593 shares of Common Stock and no shares of Preferred Stock issued and outstanding. There were 14 holders of record of Common Stock, as of November 23, 2001.

Preferred Stock

      The Board of Directors is authorized, without further notice or action of shareholders, to issue shares of Preferred Stock in one or more series and to determine the relative rights, preferences and privileges of the shares of any such series. The Company has no present plans to issue any shares of Preferred Stock.

Common Stock

      The holders of outstanding Common Stock are entitled to share ratably in any dividends paid on the Common Stock when, as and if declared by the Board of Directors out of funds legally available. Each holder of Common Stock is entitled to one vote for each share held of record. The Common Stock is not entitled to cumulative voting or preemptive rights and is not subject to redemption. Upon liquidation, dissolution or winding up of the Company, subject to the prior rights of holders of Preferred Stock, the holders of Common Stock are entitled to share ratably in the net assets legally available for distribution.

                                     Item 1
                         Ratification of the Issuance of
                         900,000 shares of Common Stock

      On August 17, 2001, we entered into two agreements, each for the sale of 300,000 shares of our Common Stock. On September 17, 2001 we entered into another agreement with for the issuance of 255,861 shares of Common Stock and a separate agreement for the issuance of 44,139 shares of Common Stock pending approval by our stockholders of the issuance of these shares. The purchase price for Common Stock under all of these agreements was $1.00 per share for an aggregate purchase price of these shares of $900,000. Each of these agreements grants the right to the purchasers to require us to register for sale these shares under the Securities Act of 1933 so as to permit a public offering of these shares.

      Section 713 of the American Stock Exchange Guide requires that certain transactions be approved by the Stockholders who are not participating in such transactions. Accordingly our board of directors is requesting ratification of these transactions by the Stockholders other than the investors.

      THE BOARD HAS APPROVED THE RATIFICATION OF THE SALE OF 900,000 SHARES OF COMMON STOCK FOR $1.00 PER SHARE AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF SUCH STOCK PURCHASE. SUCH RATIFICATION REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE SPECIAL MEETING WHO ARE DISINTERESTED PARTIES TO THE TRANSACTION.


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


                                     Item 2

                   Approval of the Issuance of up to 3,500,000
                             Shares of Common Stock

      We are seeking to restore our capital base following several quarters of losses. We have held several discussions with a variety of investors to sell Common Stock to provide additional capital through the private placement of our Common Stock. We believe that this additional capital will enable us to renegotiate our warehouse lines of credit or enter into new ones that have substantially lower interest rates.

      The number of shares that we anticipate issuing will be based upon the market price of our Common Stock at the time of the sale and, accordingly, the number of shares to be issued has not been determined. We believe that the sale of up to 3,500,000 shares of Common Stock will be adequate for this purpose. We anticipate that the sales price for these shares will be at a discount to the market price at the time of the sale and that the Company may have an obligation to register the shares under the Securities Act of 1933 so as to permit them to be sold in a public offering.

      Section 713 of the American Stock Exchange Guide requires that certain transactions be approved by the Stockholders who are not participating in such transactions. Accordingly our board of directors is requesting ratification of this transaction by our Stockholders.

      THE BOARD HAS APPROVED THE SALE OF UP TO 3,500,000 SHARES OF COMMON STOCK TO RAISE ADDITIONAL CAPITAL AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF SUCH SALE. SUCH RATIFICATION REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE SPECIAL MEETING .

                            Certain Beneficial Owners

      The following table sets forth certain information regarding the beneficial ownership as of November 23, 2001, of the Common stock by (a) each person known by the Company to be a beneficial owner of more than 5% of the outstanding shares of Common Stock, (b) each director of the Company, (c) each Executive Officer, and (d) as directors and executive officers of the Company as a group. Unless otherwise noted, each beneficial owner named below has sole investment and voting power with respect to the Common Stock shown below as beneficially owned by him.

Name and Address of                     Number of                  Percent
Beneficial Owner                        Shares Owned               Owned

Kristul Family LLC(1)(2)                2,329,960                  43.0%
401 Taraval Street
San Francisco, CA 94116

Joseph Kristul(1)(2)                    2,377,060                  43.9
401 Taraval Street
San Francisco, CA 94116

Maria Kristul(1)(2)(3)                  2,377,060                  44.5
401 Taraval Street
San Francisco, CA 94116

Robert A. Shuey(4)(5)(6)                   51,100                   0.9
8214 Westchester
Suite 500
Dallas, TX 75225

Robert A. Forrester(4)(5)                  63,500                   1.2
1215 Executive Drive West
Suite 102
Richardson, TX 75081

Alex Rotzang(5)                            75,000                   0.5

J. Peter Gaskins(5)                        93,790                   1.7
8119 Kloshe Ct. South
Salem, OR 97306

Alex Usatin(6)                            300,000                   5.5
1972 60th Street,
Brookly, New York 11204

Gramelinco Limited(6)                     300,000                   5.5
Abacus House, 4
Arteidos Ave. - SY -
Larnaca, Cyprus

Feerer Family Trust(6)                    300,000                   5.5
32 Oxford Drive,
San Rafael, CA 94903

All Executive Officers  and
Directors as a group
(5 persons)(3)(4)(5)                    2,601,560                  72.4%


      -------------------

(1) Joseph Kristul is a managing member of the Kristul Family LLC and the beneficial owner of 42.5% of the shares held by the Kristul Family LLC and is jointly with Maria Kristul the beneficiary of a trust that is a member owning 15% of the Kristul Family LLC.

(2) Maria Kristul is a managing member of the Kristul Family LLC and the beneficial owner of 42.5% of the shares held by the Kristul Family LLC and is jointly with Joseph Kristul the beneficiary of a trust that is a member owning 15% of the Kristul Family LLC.

(3) Includes 30,000 shares that Mrs. Kristul has the right to acquire for $7.50 per share pursuant to the Company's 1998 Stock Option Plan.

(4) Includes 20,000 shares of Common Stock and Messrs. Shuey, and Forrester each have the right to acquire pursuant to a non-qualified option at an exercise price of $7.50.

(5) The following table sets forth the number of shares and the exercise price for each of the Company's outside directors, Messrs Shuey, Forrester, Rotzang and Gaskins granted pursuant to the Company's 2000 Stock Incentive Plan that are included in the above table:

Name                                Number of Shares            Exercise Price

Robert A. Shuey                            15,000                 $1.125
                                            8,000                  1.00
                                            8,000                  1.35

Robert A. Forrester                        15,000                 $1.125
                                            8,000                  1.00
                                            8,000                  1.35

Alex Rotzang                               15,000                 $1.125
                                            5,000                  1.00
                                           55,000                  1.35

J. Peter Gaskins                           15,000                 $1.125
                                            3,000                  1.00
                                            8,000                  1.35

(6) Shares for Feerer Family Trust include 44,139 shares held in escrow pending approval by stockholders.

                                  OTHER MATTERS

      The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. The expense of preparing, printing, and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In additional to the use of the mails, proxies may be solicited by personal interview, telephone, and telegram by directors, officers, and employees of the Company. Arrangements have been made with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held by record by such persons, and the Company will reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

      Your directors and officers desire that all stockholders be represented at the Special Meeting of Stockholders. In the event you cannot attend in person, please date, sign, and return the enclosed proxy in the enclosed, post-paid envelope at your earliest convenience so that your shares may be voted. The proxy must be signed by all registered holders exactly as the stock is registered.

         By Order of the Board of Directors.





         Joseph Kristul Chairman of the Board of Directors



         San Francisco, California

         December 3, 2001


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                                      PROXY

           This Proxy is Solicited on Behalf of the Board of Directors
                      TRANSNATIONAL FINANCIAL NETWORK, INC.
                                 SPECIAL MEETING
                                December 19, 2001

         The undersigned hereby appoints Joseph Kristul and Maria Kristul, and each of them, proxies to represent the undersigned, with full power of substitution at a Special Meeting of Stockholders of Transnational Financial Network, Inc., to be held on Thursday, December 19, 2001, at 11:00 a.m. at 401 Taraval Street, San Francisco, CA 94116 and at any and all adjournments thereof:

1. PROPOSAL TO RATIFY THE SALE OF 900,000 SHARES OF COMMON STOCK TO THREE INVESTORS.

         FOR /   /             AGAINST /   /                   ABSTAIN   /   /

2.       TO AUTHORIZE THE SALE OF UP TO 3,500,000 ADDITIONAL SHARES OF COMMON
         STOCK.

         FOR /   /             AGAINST /   /                   ABSTAIN   /   /


In their discretion, the Proxies are authorized to vote upon such other matters that may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR PROPOSALS 1 AND 2

Signatures of Stockholder(s) ___________________________________
 Dated _________________
NOTE: Signature should agree with name on stock certificate. Executors, administrators, trustees and other fiduciaries should so indicate when signing.